OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                       Supplement dated September 25, 1998
                      to the Prospectus dated May 15, 1998

The Prospectus is changed as follows:

1. The supplement dated June 1, 1998 is replaced by this supplement.

2. The cumulative total returns for the period from November 17, 1997 to February 28, 1998, set forth in the line captioned "Total Return, At Net Asset Value" appearing in the Financial Highlights table (unaudited) on page 8 are replaced with the following:

                  Class A           Class B           Class C
                  11.50%             11.30%             11.30%

3. The following is added after the section entitled "Foreign Securities" on page10:

            Risks of Conversion to Euro. On January 1, 1999, eleven countries in the European Monetary Union will adopt the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.

vendors the Fund depends on to carry out its business, such as its Custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund.


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      exchange  contracts  and  derivatives  that  are  outstanding  during  the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

            The Manager is upgrading (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's Custodian has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio manager will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.



September 25, 1998                                                   PS0815.002